Exhibit 99.2

Fourth Quarter and Fiscal Year 2004 Results July 29, 2004

Safe Harbor This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company's control. The anticipated results described in the forward-looking statements could be materially different from the actual events and results. For a description of these risks, uncertainties and other factors, see the Company's prior filings with the Securities and Exchange Commission, including the most recent Form 10-K and Form 10-Q. ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise.

Jeff Rich, CEO Fourth Quarter & FY04 Results Overview

Record revenue: $1.06B 28% growth excluding divested operations Strong internal growth: 17% EPS: $0.72 per share Includes $0.01 tax benefit from divestiture activity Record operating cash flow: $207M, 20% of revenue DSO declined by 3 days to 73 days Record free cash flow: $139M, 13% of revenue Capex and additions to intangibles: 6.4% of revenue New business signings: $182M annualized recurring revenue Q4 FY04 Overview Slide #1

Fiscal Year 2004 Highlights Record revenue: $4.1B 25% growth excluding divested operations Strong internal growth: 17% Reported diluted EPS: $3.88 Adjusted EPS: $2.61 Record adjusted operating cash flow: $564M Approximately 13.7% of revenue Excluding tax payment for divestiture gains Record adjusted free cash flow: $306M Approximately 7.5% of revenue Excluding tax payment for divestiture gains New business signings: $596M annualized recurring revenue Slide #2

Fiscal Year 2004 Highlights (continued) Completed divestiture of majority of our Federal business Implemented and executed share repurchase program Successful Department of Education recompete/expansion Settled Georgia Medicaid Added to the S&P 500 Index Slide #3

FY04 EPS Analysis Slide #4 Q4 Full Year Reported EPS $ 0.72 $ 3.88 Adjustments: Divestiture gain - Federal Government business (1.29) Divestiture gain - Hanscom (0.02) Georgia MMIS Phase II Q2 write-off 0.09 Prior years' R&D tax credits (0.03) Tax benefit from divestiture activity (0.01) (0.01) Adjusted EPS $ 0.71 $ 2.61 Differences in schedules due to rounding

Q1 FY03 Q2 FY03 Q3 FY03 Q4 FY03 Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Total 126 221 155 143 127 141 146 182 Q1 FY03 Q2 FY03 Q3 FY03 Q4 FY03 Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Commercial 27 135 30 101 101 86 115 116 Government 99 86 125 41 26 55 31 66 Quarterly New Business Trends (A) ($ in millions) Slide #5 (A) Adjusted to exclude bookings from divested Federal business $126 $221 $155 $143 $127 $141 $146 Commercial Government $182

New Business Signings ($ in millions) Slide #6 Note: New business signings are defined as fully-ramped annual recurring new revenue Q4 FY04 Full Year Annualized Recurring New Business $ 182 $ 596 By Service Line BPO $ 122 $ 429 67% 72% IT Outsourcing 60 167 33% 28% By Segment Commercial $ 116 $ 417 64% 70% Government 66 179 36% 30%

Government Investigation Update Slide #7 Florida Workforce Workforce Florida, Inc. reported that "case is closed" SEC, DOJ and DOL reviews remain open Hanscom Air Force Base DOJ review ongoing Tier Technologies DOJ review ongoing

Acquisition Update Slide #8 Closed e-Travel Closed Heritage Information Systems Effective July 1, 2004 Purchase price - $23M; trailing revenue - $14M EBITDA purchase multiple within normal historical range Strengthens State Pharmacy Benefit Management offering Active acquisition pipeline

Mark King, President & COO Operational Overview

4th Quarter Revenue Review Commercial Government Reported 45 55 Segment Service Line BPO ITO Reported 76 24 Commercial 45% BPO 76% ITO & Systems Integration 24% Slide #9 Government 55%

Contract Update North Carolina Medicaid Gateway Georgia Medicaid Slide #10

Georgia Settlement ($ in millions) ACS payments to Georgia: Phase I delay $ 10.0 Georgia payments to ACS Past due development $ 9.0 Past due operations 8.2 Completion of development open tickets 2.7 $ 19.9 Slide #11 (a) (a) In addition to this payment by ACS, Georgia will retain approximately $7.3 million of amounts previously withheld from monthly operational invoices.

Georgia Medicaid A/R Update ($ in millions) June 30, 2004 July Collections Current Balance Billed / Billable Development $ 25 $ (12) $ 13 Operations 26 (18) 8 51 (30) 21 Unbilled 104 - 104 Total $ 155 $ (30) $ 125 Slide #12

Commercial Segment - Financial Highlights ($ in millions) Slide #13 Strong bookings performance over the last several quarters Exceptionally strong internal revenue growth New business ramp and incentive compensation impacting margins Comments: Q4 FY04 Full Year Revenue $ 480 $ 1,678 % of Total Revenue 45% 41% Total Revenue Growth 48% 38% Internal Revenue Growth 22% 19% Operating Margin 14.4% 15.5%

Government Segment - Financial Highlights ($ in millions) Slide #14 Internal revenue growth accelerated from 11% in Q3 FY04 Higher non-recurring revenues in Unclaimed Property business Highest quarter of bookings in last five quarters Operating margins expanded Continued improvement in government pipeline Comments: Q4 FY04 Full Year Revenue $ 582 $ 2,428 % of Total Revenue 55% 59% Total Revenue Growth 15% 17% Internal Revenue Growth 13% 15% Operating Margin (1) 17.5% 15.8% (1) FY04 excludes the second quarter gain on the divestiture of the federal business, the third quarter gain on sale of the Hanscom Air Force Base contract as well as the second quarter write-off associated with Phase II of the Georgia Medicaid contract.

New Business Pipeline Slide #15 Qualified pipeline in excess of $1.2B Approximately 30% increase year-over-year Large Welfare Eligibility opportunities not included Areas of strength HR Outsourcing Finance & Accounting IT Outsourcing Eligibility State Healthcare

Warren Edwards, CFO Financial Overview

Q4 FY04 Income Statement ($ in millions, except EPS) Slide #16 Q4 FY04 Q4 FY03 Revenues $ 1,062 $ 1,014 Total operating expenses 909 875 Operating income 153 139 % of revenue 14.4% 13.8% Pretax profit 151 134 % of revenue 14.2% 13.2% Income tax expense 55 50 Net income $ 96 $ 84 Diluted EPS $ 0.72 $ 0.60 Adjusted EPS $ 0.71 N/A (1) (1) (1) Includes tax benefit from divestiture activities of $1.6 million, or $0.01 per share.

FY04 Income Statement ($ in millions, except EPS) FY04 Reported FY04 Adjusted FY03 Revenues $ 4,106 $4,113 $ 3,787 Total operating expenses 3,252 3,526 3,268 Operating income 854 587 519 % of revenue 20.8% 14.3% 13.7% Pretax profit 839 572 491 % of revenue 20.4% 13.9% 13.0% Income tax expense 303 213 184 Net income $ 536 $ 359 $ 307 Diluted EPS $ 3.88 $ 2.61 $ 2.20 Slide #17 (1) Adjusted to exclude the gains on the Federal Divestiture and sale of the Hanscom Air Force Base contract, the second quarter write-off on Phase II of the Georgia Medicaid contract, the prior year research and development tax credits from the third quarter and the tax benefit from divestiture activity recorded in the fourth quarter. (1)

Other Financial Metrics Slide #18 FY04 FY04 FY04 FY04 Q4 Q3 Q2 Q1 FY03 FY02 FY01 Total Debt to Total Capitalization 13% 5% 11% 17% 17% 25% 42% Days Sales Outstanding 73 76 76 76 74 74 75

Share Repurchase Program Slide #19 September through March 31, 2004 April through July 23, 2004 Program Total $ used to Repurchase Shares $ 414M $ 329M $ 743M Shares Repurchased (in millions) 8.3 6.7 15.0 % of Outstanding Shares Purchased 6% 5% 11% Average Share Price $ 50.04 $ 49.00 $ 49.57 Total commitment of $1.25B authorized by ACS Board of Directors

Cash Flow ($ in millions) Slide #20 1 Includes capital expenditures and additions to other intangibles ReportedQ4 FY04 Reported FY04 Divestiture Tax Pmt Adj. FY04 Net Income $ 96 $ 536 $ $ 536 Add Back Depr./Amort. 52 184 184 Less Gain on Sales (2) (292) (292) Other Changes 61 48 88 136 Operating Cash Flow $ 207 $ 476 $ 88 $ 564 % of Revenue 19.5% 11.6% 13.7% Capital Expenditures 1 $ 68 $ 258 $ - $ 258 % of Revenue 6.4% 6.3% 6.3% Free Cash Flow 1 $ 139 $ 218 $ 88 $ 306 % of Revenue 13.1% 5.3% 7.5% Differences in schedules due to rounding

Capital Spending ($ in millions) Slide #21 FY04 FY03 Capital Expenditures $ 225 $ 206 Intangibles 33 48 Total $ 258 $ 254 Revenue $ 4,106 $ 3,787 % of Revenue 6.3% 6.7%

Guidance - FY05 ($ in millions, except EPS amounts) Q1 FY05 Q1 FY05 FY05 FY05 Low High Low High Revenue $ 1,030 $ 1,040 $ 4,475 $ 4,575 Growth 1 21% 22% 16% 19% Diluted EPS $ 0.70 $ 0.72 $ 3.08 $ 3.16 1 Excludes revenue from FY04 divestitures FY05 Assumptions: No new acquisitions Internal revenue growth of mid-teens Operating cash flow as % of revenue = 13% - 14% Free cash flow as % of revenue = 7% - 8% Effective tax rate - 37.50% Slide #22

Summary Record quarterly cash flow metrics Very strong new business bookings Government bookings accelerated New business pipeline very strong Capital intensity at normal levels Georgia settlement completed Slide #23